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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

              DELAWARE                   0-14450            22-1916107
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    (State or other jurisdiction       (Commission       (I.R.S. Employer
          of incorporation)           File Number)      Identification No.)

     125 Phillips Avenue, South Hackensack, New Jersey             07606
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         (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (201) 641-6600

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure.

On March 18, 2005, the Registrant issued a press release announcing the completion of the tender offer and the consent solicitation for any and all of its 9.875% Senior Subordinated Notes due 2007. A copy of this press release is being furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(c)     Exhibits

99.1 Press release dated March 18, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AEP INDUSTRIES INC.
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                                               (Registrant)

Date March 18, 2005
                                               By: /s/ Lawrence R. Noll
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                                                   Lawrence R. Noll
                                                   Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
 Number    Description
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99.1       Press release dated March 18, 2005